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                                                                   Exhibit 10.10

July 27, 2000

Wind River Systems, Inc.
1010 Atlantic Avenue
Alameda, California  94051

Ladies and Gentlemen:

     In connection with, as a condition to, and as consideration for, the purchase by Wind River Systems, Inc. ("Wind River") of $1,000,000 of Common Stock of Tvia, Inc. (the "Company" or "Tvia") and $500,000 of warrants to purchase Common Stock of the Company at the initial public offering price to the public (the "IPO price") of the shares of common stock being sold in the Company's proposed initial public offering pursuant to that Registration Statement on Form S-1 filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (Registration Statement No. 333-34024), the Company and Wind River agree to the terms and obligations of this letter agreement (this "Agreement").

     1.  MUTUAL COLLABORATION.
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         1.1  Terms.  The Company and Wind River agree to the following terms
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and conditions:

              (a) The Company and Wind River will hold quarterly meetings at which the parties will exchange information regarding the technology developments which have occurred during the quarter and any proposed future technology developments in the areas of broadband internet appliances and graphics libraries ("Areas"). Each party shall in its sole discretion determine which of its products is included in these Areas. Wind River will use commercially reasonable efforts to solicit feedback from the Company and from the Company's customers, whose contact information Company shall provide to Wind River, subject to any customer confidentiality agreements and customer approval, with respect to the performance of Wind River software. Upon such feedback, Wind River will decide in its sole discretion whether to implement the result of Company's feedback in a future version of Wind River software for use with the Company's Products.

              (b) The Company will distribute directly and through its distributors and OEMs, a Tornado Evaluation program CD, which comprises a sixty (60) day evaluation copy of the Tornado tools and VxWorks/UGL software (and the appropriate documentation) pursuant to the terms of the Evaluation License Agreement attached hereto as Exhibit A, along with the appropriate Tvia software development kits pursuant to the terms of the Tvia Inc. SDK License Agreement attached hereto as Exhibit B, to all appropriate customers of Tvia Products ("Prospective Customers") Such Prospective Customers will at least include all customers who previously have not purchased or otherwise received Tvia Products; provided, however, that the Company shall not distribute the Tornado Evaluation program CD to any Prospective Customers if such distribution, in the Company's sole discretion, would damage the Company's business relationship with such Prospective Customer. Without limiting the foregoing, the Company shall

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determine in its sole discretion all appropriate Prospective Customers. For such Prospective Customers, the Company agrees to provide to Wind River contact information within thirty (30) days of shipment of Tornado Evaluation CDs, subject to customer confidentiality agreements. Upon Wind River's request and as mutually agreed to by The Company, The Company together with Wind River will conduct joint Prospective Customer visits.

              (c) Within approximately sixty (60) to ninety (90) days of Wind River's delivery of a copy of the newest commercial release of the UGL software, the Company agrees to work jointly with Wind River to develop and produce one optimized UGL driver for the highest shipping volume Tvia chips, and non-optimized UGL drivers, consisting of initialization, TV output, and acceleration, for all shipping Tvia products. At Wind River's sole discretion, Wind River may provide to the Company access to UGL software before the commercial release date for purposes of the Company optimizing UGL drivers for Tvia products.

     2.  LICENSE GRANTS.
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         2.1  License to the Company. Subject to the terms and conditions of
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this Agreement, Wind River grants to the Company a non-exclusive, revocable
(in accordance with Section 8) license under all intellectual property rights to (i) distribute the Tornado Evaluation Program CD, in object code form only, as set forth in Section 1.1(b); and (iii) use and reproduce the UGL software, in object code form, for the sole purpose of developing and optimizing the UGL driver pursuant to Section 1.1(c).

         2.2  License to Technology Developments. License grants to any
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technology developments discussed at the quarterly meetings as provided in
Section 1.1(a) are subject to a separate agreement between the parties.

     3.  FUTURE COMMITMENTS.
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         3.1  Future Purchases. The Company and Wind River agree to use good
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faith efforts to commence negotiation on a definitive agreement with respect to the purchase of additional software seats of Tornado Standard Software for the Company's China development center within fourteen (14) days of the date of this Agreement.

         3.2  Professional Service Opportunities. The Company and Wind River
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agree to use good faith efforts to enter into a non-exclusive professional service arrangement, on terms mutually acceptable to both parties, to handle design opportunities as reasonably determined by Wind River in the Internet appliance, broadband set-top box and digital television markets that require the Tvia chipset software and design expertise.

         3.3  Public Relations Activities. The Company and Wind River will
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each use commercially reasonable efforts to engage in mutually agreed upon joint public relations activities concerning Wind River's and the Company's Products, the parties' product development efforts and the parties' strategic partnership, including but not limited to, joint press releases, press release support and quotes; provided, however, that neither party shall be required to issue a joint press release if such release would violate any law or agreement applicable to such party.

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         3.4  Account Reference; Co-Marketing. Each party may use the other
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partyas an account reference for other broadband Internet appliance, set-top box, and digital television companies. Each party will participate in other co-marketing activities as the parties may mutually agree to in writing, including, but not limited to, trade shows, direct marketing efforts, offline and online promotions and the creation by each party of a Customer Case
History for use on such party's website.

     4.  OWNERSHIP.
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         4.1  The Company's Ownership. The Company and its licensors shall
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retain all right, title and interest in and to the Tvia Products and software development kits, including, without limitation, any derivatives, or improvements thereof and all associated intellectual property rights therein. All Technology Developments developed by or for the Company, including, without limitation, any derivatives or improvements thereof and all associated intellectual property rights therein and discussed with Wind River at the quarterly meetings as provided in Section 1.1(a) shall be and remain the sole property of the Company. To the extent Wind River has or obtains any ownership interest in any of the foregoing, Wind River agrees to and hereby does transfer and assign to Company all such rights.

         4.2  Wind River's Ownership. Wind River and its licensors shall
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retain all right, title and interest in and to the Tornado Evaluation Program
CD, the Tornado Tools, VxWorks/UGL Software, including, without limitation, any derivatives or improvements thereof and all associated intellectual property rights therein. All Technology Developments developed by or for Wind River, including, without limitation, any derivatives or improvements thereof and all associated intellectual property rights therein and discussed with the Company at the quarterly meetings as provided in Section 1.1(a) shall be and remain the sole property of Wind River. To the extent Company has or obtains any ownership interest in any of the foregoing, Company agrees to and hereby does transfer and assign to Wind River all such rights.

         4.3  Ownership of the UGL Driver. The parties shall jointly own all
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rights, title, and interest in and to the optimized and non-optimized UGL drivers in equal shares, without any duty of accounting. Each party will be entitled to develop, manufacture, sell, offer for sell, import and license the UGL drivers to any third party and to enforce its ownership and intellectual property rights against such third parties at its sole discretion and without the involvement of the other party.

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     5.  WARRANTY DISCLAIMER. THE PRODUCTS, DELIVERABLES AND SERVICES PROVIDED
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BY EACH PARTY TO THE OTHER PARTY PURSUANT TO THIS AGREEMENT ARE PROVIDED "AS
IS" WITHOUT ANY WARRANTY OF ANY KIND. NEITHER PARTY WARRANTS THAT THE USE OF THE DELIVERABLES OR PRODUCTS WILL BE ERROR FREE, SECURE OR UNINTERRUPTED. BOTH PARTIES EXPRESSLY DISCLAIM ALL EXPRESS AND IMPLIED WARRANTIES INCLUDING, WITHOUT LIMITATION, THE IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, TITLE AND NONINFRINGEMENT OF THIRD PARTY RIGHTS.

     6.  LIMITATION OF LIABILITY. IN NO EVENT SHALL EITHER PARTY BE LIABLE TO
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THE OTHER PARTY FOR LOSS OF PROFITS, INTERRUPTION OF BUSINESS, OR ANY OTHER
SPECIAL, CONSEQUENTIAL, INCIDENTAL, INDIRECT, PUNITIVE OR EXEMPLARY DAMAGES, HOWEVER CAUSED, WHETHER FOR BREACH OF CONTRACT, NEGLIGENCE, STRICT LIABILITY OR OTHERWISE, EVEN IF THE PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. NEITHER PARTY's TOTAL CUMULATIVE LIABILITY WITH RESPECT TO THIS AGREEMENT AND FOR ANY AND ALL CAUSES OF ACTION UNDER ANY THEORY OR LIABILITY, WHETHER IN CONTRACT OR TORT OR OTHERWISE, WILL EXCEED FIVE HUNDRED THOUSAND DOLLARS (US$ 500,000).

     7.  CONFIDENTIALITY.

         7.1  Confidential Information. Each party may, from time to time
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during the term of this Agreement, including without limitation during the quarterly meetings set forth in Section 1.1 (a), deliver or make available to the other party certain non-public information including data or information (whether written, oral or graphical) that relates to the disclosing party's products, technology, research, development, customers, financial plans, software (including without limitation source code), marketing plans or other business activities, and which is confidential or proprietary to, or a trade secret of, the disclosing party (collectively, "Confidential Information"). Such Confidential Information shall be in writing and marked prominently with the legend "confidential," "proprietary" or with a similar legend, or if disclosed orally shall be described as Confidential Information at the time of disclosure. Regardless of whether so marked or identified, however, any information that the receiving party knew or should have known, under the circumstances, was considered confidential or proprietary by the disclosing party will be considered Confidential Information of the disclosing party. Confidential Information shall not include any information, data or material which: (a) the disclosing party expressly agrees in writing is free of any non-disclosure obligations; (b) at the time of disclosure to the receiving party was known to the receiving party free of any non-disclosure obligations; (c) is independently developed by the receiving party; (d) is lawfully received by the receiving party, free of any non-disclosure obligations from a third party having the right to so furnish such Confidential Information; or (e) is or becomes generally available to the public without any breach of this Agreement or unauthorized disclosure of such Confidential Information by the receiving party. Notwithstanding anything to the contrary herein, the UGL Software and Tornado/VxWorks and all improvements and derivatives thereof shall be deemed the Confidential Information of Wind River.

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         7.2  Protection. The receiving party shall not use or disclose
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Confidential Information of the disclosing party, except as expressly authorized by this Agreement or in writing by the disclosing party, using the same degree of care which the receiving party uses with respect to its own confidential or proprietary information, but in no event with less than reasonable care. Upon the expiration or termination of this Agreement, the receiving party shall promptly return to the disclosing party all Confidential Information of the disclosing party in tangible form, and shall promptly confirm in writing to the disclosing party that it has done so. The receiving party shall have written agreements with its own employees and other third parties to whom Confidential Information of the disclosing party shall be made available, pursuant to the terms of this Agreement, and such written agreements shall have terms at least as restrictive as those contained herein.

         7.3  Certain Exceptions. The obligations set forth in this Section 10
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shall not apply to any Confidential Information which must be disclosed pursuant to applicable federal, state or local law, regulation or court order, or other legal process, provided that the receiving party uses reasonable efforts to give the disclosing party reasonable notice of such required disclosure.

     8.  TERM AND TERMINATION

         8.1  Term of Agreement. The term of this Agreement shall commence on
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the Effective Date and continue through August 1, 2002, if not otherwise terminated under this Section.

         8.2  Termination by Mutual Agreement. The parties may terminate this
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agreement at any time by mutual written agreement.

         8.3  Termination for Convenience. Either party may terminate this
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Agreement for any reason at any time upon ninety (90) days' prior written notice to the other party.

         8.4  Termination for Breach. This Agreement may be terminated by
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either party upon thirty (30) days' prior written notice if the other party materially breaches any term hereof and the breaching party fails to cure such breach within the thirty- (30) day period.

         8.5  Effect of Termination.
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              (a)  Upon termination all rights granted under this Agreement will immediately cease to exist and each party shall immediately return or destroy all tangible copies of the software and Confidential Information received from the other party and certify that it has done so. The licenses granted to Prospective Customers shall survive pursuant to the license terms set forth in the license agreement distributed with the Tornado Evaluation program.

              (b) Sections 4, 5, 6, 7, 8, and 9 shall survive any termination or expiration of this Agreement.

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     9.  MISCELLANEOUS.
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         9.1  Governing Law. This Agreement shall be governed by and construed
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in accordance with the laws of the State of Delaware without reference to principles of conflicts of law.

         9.2  Jurisdiction and Venue. Any suit, action or proceeding arising
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from or relating to this Agreement must be brought in a federal court in the
Northern District of California or in state court in Santa Clara County, California, and each party irrevocably consents to the jurisdiction and venue of any such courts in any such suit, action or proceeding.

         9.3  Counterparts. This Agreement may be executed in counterparts,
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each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         9.4  Binding Effect. This Agreement shall inure to the benefit of and
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be binding upon the parties hereto and their respective successors and assigns.

         9.5  Injunctive Relief. It is understood and agreed that,
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notwithstanding any other provision of this Agreement, any material breach of
Section 2 or 7 of this Agreement will cause irreparable damage for which recovery of money damages would be inadequate, and that the non-breaching party will therefore be entitled to seek timely injunctive relief to protect such party's rights under this Agreement in addition to any and all remedies available at law.

         9.6  Independent Contractor. Wind River's relationship to the Company
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is that of an independent contractor. Nothing contained in this Agreement will be construed to create or imply a joint venture, partnership, principal-agent or employment relationship between the parties.

         9.7  Amendments and Waivers. This Agreement may not be amended or
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modified without the written consent of Wind River and the Company.

         9.8  Severability. If any provision of this Agreement shall be
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declared void or unenforceable by any judicial or administrative authority, the validity of any other provision and of the entire Agreement shall not be affected thereby.

         9.9  Entire Agreement. This Agreement (together with the Tvia Common
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Stock and Warrant Purchase Agreement and agreements ancillary thereto)
constitutes the entire agreement between the parties regarding the subject matter hereof. Any previous understanding or agreement relating to such subject matter is superseded by this Agreement.

                            [Signature Page Follows]

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     If the foregoing accurately sets forth the agreements that the Company and
Wind River have reached with respect to the subject matter hereof, please indicate your agreement to the terms contained herein by countersigning in the place indicated below.

                                        Sincerely,

                                        TVIA, INC.



                                        By: /s/ Jack Guedj
                                           ---------------------------------

                                        Name: Jack Guedj
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                                        Title: President
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AGREED AND ACCEPTED:

WIND RIVER SYSTEMS, INC.


By: /s/ Jerry Fiddler
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Name: Jerry Fiddler
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Title: Chairman
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